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                                      (1)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A
                               Amendment No. 1 to
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of earliest event reported: January 18, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

                 COLORADO                                   84-1325695
         --------------------------------------------------------------
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)

                        5895 Windward Parkway, Suite 220
                            Alpharetta, Georgia 30005
         --------------------------------------------------------------
          (Address of Principal Executive Office, including Zip Code)

                                 (770) 754-6140
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                   Copies to:
                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                             225 Peachtree St., N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

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                                      (2)



     This is Amendment No. 1 to the Registrant's current report on Form 8-K that was originally filed with the commission on January 18, 2000. The purpose of this Amendment No. 1 is to clarify certain information regarding the sale by the Registrant and its wholly-owned subsidiary, Accent Mortgage Services, Inc., of all of the outstanding capital stock of Beachside Commons I, Inc. ("Beachside") to NP Holding, Inc. (the "Buyer").

Item 2.  Acquisition or Disposition of Assets.

        On December 31, 1999, Lahaina Acquisitions, Inc. (the "Registrant") and Accent Mortgage Services, Inc. ("Accent"), a wholly owned subsidiary of the Registrant, sold all of the outstanding capital stock of Beachside Commons I, Inc. ("Beachside") to NP Holding, Inc. (the "Buyer"). On December 14, 1998, the Registrant originally acquired all of the issued and outstanding capital stock of Beachside which was reported by the Registrant on Form 8-K dated December 28, 1998. Beachside is the owner of a commercial real estate development located in Fernandina Beach, Florida in the resort area of Amelia Island located in northeast Florida. The property owned by Beachside includes two (2) fully developed ocean view structures and two ocean front sites for future development. The net realizable value of the property owned by Beachside has been determined by the Registrant at this time to be $3,650,000.

        The sole member of the Buyer is Beachside Commons Holding, LLC, a recently formed limited liability company. Beachside Commons Holding, LLC is also the sole member of Beachside Holding, LLC which has pledged shares of the Registrant under the Pledge Agreement (as defined below). Beachside Commons Holding, LLC is comprised of eight members who received gifts of stock of the Registrant from Mongoose Investments, LLC, which originally sold all of the issued and outstanding capital stock of Beachside to the Registrant on December 14, 1998. Each of the members of Beachside Commons Holding, LLC contributed all of their stock of the Registrant in exchange for a membership interest in Beachside Commons Holding, LLC. On the date the Registrant originally acquired all of the issued and outstanding capital stock of Beachside, Mongoose Investments, LLC owned 89% of the issued and outstanding shares of common stock of the Registrant. In addition, the manager of Mongoose Investments, LLC, Richard P. Smyth, served as the Chief Executive Officer, Treasurer and Chairman of the Board of Directors of the Registrant from December 14, 1998 until August 23, 1999. Neither Mongoose Investments, LLC nor Richard P. Smyth have any ownership in the Buyer either directly or indirectly.

        The purchase price for all of the issued and outstanding capital stock of Beachside is $4,550,000 payable (i) by the delivery of a Non-Recourse Promissory Note made payable to Accent in the outstanding principal amount of $3,000,000 from Buyer which bears interest at a rate equal to six percent (6%) per annum (the "Note") and (ii) by taking the property and assets owned by Beachside subject to the First Mortgage granted by Beachside in favor of Pacific Coast Investment Company in the original principal amount of $1,550,000. The purchase price shall be allocated between the Registrant and Accent for the adjustment, payment and settlement of certain expenses that the Registrant previously incurred in connection with the original acquisition of Beachside or its operating subsequent to the original acquisition. The Registrant and Accent have also agreed to pay certain liabilities associated with the operation of Beachside. In the event that such liabilities are not paid by Registrant and/or Accent, Beachside Holding, LLC may exercise the right to sell shares pledged under the Pledge Agreement (as defined below) to satisfy such unpaid liabilities.

        The outstanding principal and interest under the Note is due and payable in a balloon payment on December 31, 2000. The repayment of the Note is secured solely by the pledge of 660,000 shares of common stock of Registrant under the terms of the Stock Pledge Agreement (the "Pledge Agreement") dated December 31, 1999 by and between Beachside Holding, LLC, an affiliate of the Buyer (the "Pledgor") and Accent. If the outstanding principal and interest under the Note is not paid in full on or before December 31, 2000, Registrant may only exercise its rights to the common stock of the Registrant under the Pledge Agreement and may not seek any recourse against the Buyer.

        In addition, in connection with the sale of all of the issued and outstanding capital stock of Beachside to the Buyer, the consulting agreement entered into between the Registrant and Gator Glory, LLC, an affiliate of Richard P. Smyth, has been terminated, except that the provision requiring payment of a two percent (2%) fee to obtain certain financing on behalf of the Registrant remains in effect. The Registrant has also terminated its Consulting Agreement with Gerald F. Sullivan, except that the provision requiring a one percent (1%) fee for the first $13,000,000 of transactions consummated by Registrant as a finder's fee for identifying proposed acquisition candidates with such fee based on the value of the gross assets of the target company remains in effect.

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                                      (3)



Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of businesses acquired. Not applicable.

     (b) Pro Forma Financial Information.  To be filed by amendment within sixty
(60) days from the the date of the earliest event reported (January 18, 2000).

        (c)    Exhibits.

     2.1 Stock Purchase Agreement dated December 31, 1999 among Lahaina Acquisitions, Inc., Accent Mortgage Services, Inc. and NP Holding, LLC.

     2.2 Stock Pledge Agreement dated December 31, 1999 by and between Beachside Holding, LLC and Accent Mortgage Services, Inc.

     2.3 Non-Recourse Purchase Money Note dated December 31, 1999 delivered by NP Holding, LLC to Accent Mortgage Services, Inc. in the original principal amount of $3,000,000.

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                                      (4)




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LAHAINA ACQUISITIONS, INC.


February 10, 2000                              /s/ L. Scott Demerau
                                               -------------------------------
                                               L. Scott Demerau, President and
                                               Chief Executive Officer